UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

June 3, 2020 (June 1, 2020) Date of Report (Date of earliest event reported)

Sonic Foundry, Inc. (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-30407 (Commission File Number)	39-1783372 (IRS Employer Identification No.)

222 W. Washington Ave Madison, WI 53703 (Address of principal executive offices)	(608) 443-1600 (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2020, the Board of Directors (the "Board") of Sonic Foundry, Inc. (the "Company") appointed Kelsy Boyd to serve as the Chief Financial Officer. There was no arrangement or understanding between Ms. Boyd on the one hand, and any other person, on the other hand, pursuant to which Ms. Boyd was selected as Chief financial Officer. Ms. Boyd does not have a family relationship with any current director or executive officer of the Company.

Effective June 1, 2020, Kenneth Minor will no longer serve as Interim Chief Financial Officer. Mr. Minor will continue to perform transition services for the Company through September 30, 2020.

Item 8.01 Other Events.

On June 3, 2020, the Company issued a press release announcing the appointment of Kelsy Boyd as Chief Financial Officer. The full text of the press release is attached herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits

99.1     Text of Press Release dated June 3, 2020

EXHIBIT LIST

NUMBER DESCRIPTION

10.1	Text of press release dated June 3, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonic Foundry, Inc.
(Registrant)

June 3, 2020

By:	/s/ Kelsy L. Boyd
By:	Kelsy L. Boyd
Title:	Chief Financial Officer